Australian Government

IP Australia

LETTERS PATENT

# STANDARD PATENT

2004212650

**I, Fatima Beattie, the Commissioner of Patents, grant a Standard Patent with the following particulars:**

**Name and Address of Patentee(s):**

Stellar Pharmaceuticals Inc.
544 Egerton Street, County of Middlesex, Ontario, N5W 3Z8, Canada

**Name of Actual Inventor(s):**

Hahn, Sungtack Samuel and Riehl, Peter R..

**Title of Invention:**

Cystitis treatment with high dose chondroitin sulfate

**Term of Letters Patent:**

Twenty years from 18 February 2004

**Priority Details :**

| *Number* | *Date* | *Filed with* |
|---|---|---|
| 10/367,970 | 19 February 2003 | US |

COMMONWEALTH OF AUSTRALIA
AUSTRALIA

Dated this 5th day of November 2009

Fatima Beattie

**Duncan Patent Agency**
1681 Vaughan Drive, Caledon, Ontario L7K 1C4 Canada
**Phone (519) 927-3894 ■ Fax (519) 927-7762 ■ Email duncanpatents@rogers.com**

December 16, 2009

Mr. Peter Riehl
President & CEO
Stellar Pharmaceuticals Inc.
544 Egerton Street
London, Ontario N5W 3Z8

| | |
|---|---|
| Re: | Australian Patent 2004212650<br>**CYSTITIS TREATMENT WITH HIGH DOSE CHONDROITIN SULFATE** |
| My ref: | STEL 05 PCT-AU |

Dear Peter:

I am writing to confirm that the captioned Australian patent formally issued on November 5, 2009. The term of the patent is twenty years from filing, and therefore will expire on February 18, 2024. The patent is enclosed herewith and should be kept with other valuable Stellar documents.

Annual fees must be paid to maintain the patent, and the next payment is due February 19, 2010. I will remind you as this date approaches.

Articles made in accordance with the patent should be marked "Patented" or "Patent No. 2004212650" in order to comply with the marking provisions of the Australian Patents Act.

I expect that I can write to you soon to report allowance of the corresponding US patent. In the meantime, I enclose my invoice for services and disbursements incurred over the past months.

I would be pleased to hear from you if you have any questions.

Kind Regards,

Scott

Scott Duncan, B.Sc.,
Registered Patent Agent

INV # 607-11-09

(12) STANDARD PATENT (11) Application No. AU 2004212650 B2
(19) AUSTRALIAN PATENT OFFICE

(54) Title
**Cystitis treatment with high dose chondroitin sulfate**

(51) International Patent Classification(s)
*A61K 31/737* (2006.01) *A61K 33/14* (2006.01)
*A61K 9/00* (2006.01) *A61P 13/10* (2006.01)

(21) Application No: 2004212650 (22) Date of Filing: 2004.02.18

(87) WIPO No: WO04/073584

(30) Priority Data

| (31) Number | (32) Date | (33) Country |
|---|---|---|
| 10/367,970 | 2003.02.19 | US |

(43) Publication Date: 2004.09.02
(44) Accepted Journal Date: 2009.07.23

(71) Applicant(s)
Stellar Pharmaceuticals Inc.

(72) Inventor(s)
Hahn, Sungtack Samuel;Riehl, Peter R.

(74) Agent / Attorney
Callinans, 1193 Toorak Road, Camberwell, VIC, 3124

(56) Related Art
US 6 083 933 A
WO 2002/009728 A1
WO 1993/009766 A1
EP 0 636 631 A1